Exhibit 10.2
Execution Version
AMENDMENT NO. 1
Dated as of August 17, 2021
to
FOURTH AMENDED AND RESTATED SENIOR SECURED NOTE PURCHASE AGREEMENT
Dated as of September 1, 2020
THIS AMENDMENT NO. 1 (“Amendment”) is made as of August 17, 2021 by and among Encore Capital Group, Inc. (the “Company”) and the undersigned holders of Notes (the “Noteholders”). Reference is made to that certain Fourth Amended and Restated Senior Secured Note Purchase Agreement, dated as of September 1, 2020, between the Company, on the one hand, and the Purchasers named therein, on the other hand (the “Note Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Note Agreement.
WHEREAS, the Company has requested certain amendments to the Note Agreement as set forth herein, and the Company and the undersigned Noteholders have agreed to such amendments, subject to the terms and conditions of this Amendment; and
WHEREAS, the Credit Agreement is being amended by an amendment thereto (the “Credit Agreement Amendment”).
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Noteholders party hereto have agreed to enter into this Amendment.
1.    Amendments to Note Agreement. Subject to the terms and conditions hereof, on the Effective Date (as defined below) the Note Agreement is hereby amended, as follows:
(a)    Section 7.02(a) (Provision and Contents of Compliance Certificates) of the Note Agreement is hereby amended and restated, as follows:
“(a)    The Parent shall supply a Compliance Certificate to each holder of Notes that is an Institutional Investor (i) with each set of its audited consolidated Annual Financial Statements and each set of its consolidated Quarterly Financial Statements (other than its consolidated Quarterly Financial Statements for the fourth Financial Quarter of each Financial Year) and as otherwise required pursuant to this Agreement, and (ii) for purpose of the SSRCF LTV Ratio if the applicable Test Date is the last day of a Month that is not a Quarter Date, within 45 days after the last day of each such Month.”

(b)    The definition of “Fixed Charge Coverage Ratio” set forth in Section 10.1.2 (Financial Definitions) of the Note Agreement is hereby amended and restated, as follows:
““Fixed Charge Coverage Ratio” is defined in Part II of Schedule 4 (Restrictive Covenants).”
(c)    Part II of Schedule 4 (Restrictive Covenants) is modified to delete the definitions of “Existing 2021 Encore Convertible Notes” and “Existing 2021 Encore Convertible Notes Indenture.”
(d)    Part II of Schedule 4 (Restrictive Covenants) is modified to amend and restate the definitions of the following existing defined terms as follows:
“"Existing 2022 Encore Convertible Notes Indenture" means the indenture dated March 3, 2017, as amended, supplemented or modified from time to time, between the Parent, Midland Credit Management, Inc. and Truist Bank as successor trustee.
"Existing 2023 Encore Exchangeable Notes Indenture" means the base indenture dated July 20, 2018, as amended, supplemented or modified from time to time, between Encore Capital Europe Finance Limited, the Parent and Truist Bank as successor trustee.
"Existing 2025 Encore Convertible Notes Indenture" means the indenture dated September 9, 2019, as amended, supplemented or modified from time to time, between the Parent, Midland Credit Management, Inc. and Truist Bank as successor trustee.
"Existing Encore Convertible Notes" means the Existing 2022 Encore Convertible Notes and the Existing 2025 Encore Convertible Notes.
"Existing Encore Notes" means the Existing Encore Convertible Notes, the Existing 2023 Encore Exchangeable Notes and the Existing Encore Secured Notes.
"Existing Encore Notes Indentures" means the Existing Encore Convertible Notes Indentures, the Existing Encore Secured Notes Indentures and the Existing 2023 Encore Exchangeable Notes Indenture.”
(e)    Part II of Schedule 4 (Restrictive Covenants) is modified to add definitions for the following new defined terms in their proper alphabetical order as follows:
“"Existing 2025 Encore Fixed Rate Notes" means the €350.0 million aggregate principal amount of 4.875% senior secured notes due 2025 issued by the Parent pursuant to the Existing 2025 Encore Fixed Rate Notes Indenture that remain outstanding.
"Existing 2025 Encore Fixed Rate Notes Indenture" means the indenture dated September 24, 2020, as amended, supplemented or modified from time to time, between the Parent, Citibank, N.A., London Branch, as trustee, principal paying agent and transfer agent, Citigroup Global Markets Europe AG, as registrar, Truist Bank, as security agent, and the guarantors parties thereto.

"Existing 2026 Encore Fixed Rate Notes" means the £300.0 million aggregate principal amount of 5.375% senior secured notes due 2026 issued by the Parent pursuant to the Existing 2026 Encore Fixed Rate Notes Indenture that remain outstanding.
"Existing 2026 Encore Fixed Rate Notes Indenture" means the indenture dated November 23, 2020, as amended, supplemented or modified from time to time, between the Parent, Citibank, N.A., London Branch, as trustee, principal paying agent and transfer agent, Citigroup Global Markets Europe AG, as registrar, Truist Bank, as security agent, and the guarantors parties thereto.
"Existing 2028 Encore Floating Rate Notes" means the €415.0 million aggregate principal amount of senior secured notes due 2028 issued by the Parent pursuant to the Existing 2028 Encore Floating Rate Notes Indenture that remain outstanding.
"Existing 2028 Encore Floating Rate Notes Indenture" means the indenture dated December 21, 2020, as amended, supplemented or modified from time to time, between the Parent, Citibank, N.A., London Branch, as trustee, principal paying agent, calculation agent and transfer agent, Citigroup Global Markets Europe AG, as registrar, Truist Bank, as security agent, and the guarantors parties thereto.
"Existing 2028 Encore Fixed Rate Notes" means the £250.0 million aggregate principal amount of 4.250% senior secured notes due 2028 issued by the Parent pursuant to the Existing 2028 Encore Fixed Rate Notes Indenture that remain outstanding.
"Existing 2028 Encore Fixed Rate Notes Indenture" means the indenture dated June 1, 2021, as amended, supplemented or modified from time to time, between the Parent, GLAS Trust Company LLC, as trustee, principal paying agent, transfer agent and registrar, Truist Bank, as security agent, and the guarantors parties thereto.
"Existing Encore Convertible Notes Indentures" means the Existing 2022 Encore Convertible Notes Indenture and the Existing 2025 Encore Convertible Notes Indenture.
"Existing Encore Secured Notes" means the Existing 2025 Encore Fixed Rate Notes, the Existing 2026 Encore Fixed Rate Notes, the Existing 2028 Encore Fixed Rate Notes and the Existing 2028 Encore Floating Rate Notes.
"Existing Encore Secured Notes Indentures" means the Existing 2025 Encore Fixed Rate Notes Indenture, the Existing 2026 Encore Fixed Rate Notes Indenture, the Existing 2028 Encore Fixed Rate Notes Indenture and the Existing 2028 Encore Floating Rate Notes Indenture.”
2.    [Intentionally Omitted].
3.    Conditions of Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent (the date on which each of which has been satisfied or waived in writing being referred to in this Amendment as the “Effective Date”): (a) the Noteholders shall have received (i) counterparts of this Amendment, duly executed by the Company and the Required Holders, and the Consent and Reaffirmation attached hereto duly executed by the Guarantors, (ii) a fully executed copy of the Credit Agreement Amendment, which shall be in form and substance reasonably satisfactory to the Required Holders, and (iii) such other instruments and documents as are reasonably requested by the Noteholders on or prior to the date of this Amendment in connection with this Amendment; and (b) the Company shall have paid, to the extent invoiced on or prior to the date of this Amendment, all fees and expenses of the Noteholders (including attorneys’ fees and expenses) in connection with this Amendment and the other Finance Documents.
4.    Representations and Warranties of the Company. The Company hereby represents and warrants as follows:
(a)    The execution, delivery and performance by each Obligor of this Amendment are within such Obligor’s organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member, action. This Amendment has been duly executed and delivered by each Obligor. This Amendment and the Note Agreement as amended hereby constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms.
(b)    As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Event of Default and (ii) the representations and warranties contained in Section 5 of the Note Agreement are true and correct, except for representations and warranties made with reference solely to an earlier date, which are true and correct as of such earlier date.
(c)    The execution and delivery of this Amendment by the Obligors, and performance by the Company of this Amendment and the Note Agreement, as amended hereby (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any organizational documents of, or any law applicable to, any Obligor or any judgment, order or ruling of any Governmental Authority, (iii) will not violate or result in a default under the Note Agreement, the Credit Agreement, any other material agreement or other material instrument binding on any Obligor or any of their assets, or give rise to a right under any of the foregoing agreements (other than the Credit Agreement) to require any payment to be made by any Obligor, (iv) will not result in the creation or imposition of any Lien on any asset of any Obligor, except Liens (if any) created under the Finance Documents and (v) will not result in a material limitation on any licenses, permits or other governmental approvals applicable to the business, operations or properties of the Obligors.
(d)    No fee or other remuneration is required to be paid to or for the benefit of any party to the Credit Agreement as consideration for the Credit Agreement Amendment except as consideration for the extension of the scheduled final maturity thereof.

5.    Reference to and Effect on the Note Agreement.
(a)    Upon the effectiveness hereof, each reference to the Note Agreement in the Note Agreement or any other Finance Document shall mean and be a reference to the Note Agreement as amended hereby.
(b)    Except as specifically amended above, the Note Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)    Other than as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Noteholders, nor constitute a waiver of any provision of the Note Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)    This Amendment shall constitute a “Finance Document.”
6.    Release of Claims. In consideration of the amendments contained herein, each of the Obligors hereby waives and releases each of the Noteholders from any and all claims and defenses, known or unknown, existing as of the date hereof with respect to the Note Agreement and the other Finance Documents and the transactions contemplated hereby and thereby. It is the intention of each of the Company and the Guarantors in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified, and in furtherance of this intention it waives and relinquishes all rights and benefits under Section 1542 of the Civil Code of the State of California (or any comparable provision of any other applicable law), which provides:
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”
7.    Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.
8.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.    Counterparts; Electronic Signatures. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The parties hereto agree to electronic contracting and signatures with respect to this Amendment. Delivery of an electronic signature to, or a signed copy of, this Amendment by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ENCORE CAPITAL GROUP, INC.

By: /s/ Jonathan Clark
    Jonathan Clark, Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 1
Encore Capital Group, Inc.
Fourth Amended and Restated Senior Secured Note Purchase Agreement dated as of September 1, 2020

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: PGIM, Inc., as investment manager By: /s/ T. J. Flanagan III Vice President
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY By: PGIM, Inc., as investment manager By: /s/ T. J. Flanagan III Vice President
PAR U HARTFORD LIFE & ANNUITY COMFORT TRUST By: Prudential Arizona Reinsurance Universal Company, as Grantor By: PGIM, Inc., as Investment Manager By: /s/ T. J. Flanagan III Vice President
PICA HARTFORD LIFE & ANNUITY COMFORT TRUST By: The Prudential Insurance Company of America, as Grantor By: PGIM, Inc., as investment manager By: /s/ T. J. Flanagan III Vice President
Signature Page to Amendment No. 1
Encore Capital Group, Inc.
Fourth Amended and Restated Senior Secured Note Purchase Agreement dated as of September 1, 2020

PRUDENTIAL ARIZONA REINSURANCE TERM COMPANY By: PGIM, Inc., as investment manager By: /s/ T. J. Flanagan III Vice President
PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY By: PGIM, Inc., as investment manager By: /s/ T. J. Flanagan III Vice President
PRUCO LIFE INSURANCE COMPANY By: PGIM, Inc., as investment manager By: /s/ T. J. Flanagan III Vice President

Signature Page to Amendment No. 1
Encore Capital Group, Inc.
Fourth Amended and Restated Senior Secured Note Purchase Agreement dated as of September 1, 2020

MIDLAND NATIONAL LIFE INSURANCE COMPANY By: Guggenheim Partners Investment Management, LLC as Investment Manager By: Name: Kevin M. Robinson Title: Attorney-in-Fact
GUARANTY INCOME LIFE INSURANCE COMPANY By: Guggenheim Partners Investment Management, LLC, as Manager By: Name: Kevin M. Robinson Title: Attorney-in-Fact
HORACE MANN LIFE INSURANCE COMPANY By: Guggenheim Partners Investment Management, LLC as Advisor By: Name: Kevin M. Robinson Title: Attorney-in-Fact
NORTH AMERICA COMPANY FOR LIFE AND HEALTH INSURANCE By: Guggenheim Partners Investment Management, LLC, as Investment Manager By: Name: Kevin M. Robinson Title: Attorney-in-Fact
Signature Page to Amendment No. 1
Encore Capital Group, Inc.
Fourth Amended and Restated Senior Secured Note Purchase Agreement dated as of September 1, 2020

WILTON REASSURANCE LIFE COMPANY OF NEW YORK By: Guggenheim Partners Investment Management, LLC, as Advisor By: Name: Kevin M. Robinson Title: Attorney-in-Fact
TEXAS LIFE INSURANCE COMPANY By: Guggenheim Partners Investment Management, LLC, as Advisor By: Name: Kevin M. Robinson Title: Attorney-in-Fact
WILTON REASSURANCE COMPANY By: Guggenheim Partners Investment Management, LLC, as Advisor By: Name: Kevin M. Robinson Title: Attorney-in-Fact

Signature Page to Amendment No. 1
Encore Capital Group, Inc.
Fourth Amended and Restated Senior Secured Note Purchase Agreement dated as of September 1, 2020

ATHENE ANNUITY & LIFE ASSURANCE COMPANY

By: Apollo Insurance Solutions Group LP, its investment adviser

By: Apollo Capital Management, L.P., its sub adviser

By: Apollo Capital Management GP, LLC, its General Partner

By: /s/ Joseph D. Glatt
    Name: Joseph D. Glatt
    Title: Vice President

ATHENE ANNUITY AND LIFE COMPANY

By: Apollo Insurance Solutions Group LP, its investment adviser

By: Apollo Capital Management, L.P., its sub adviser

By: Apollo Capital Management GP, LLC, its General Partner

By:/s/ Joseph D. Glatt
    Name: Joseph D. Glatt
    Title: Vice President

Signature Page to Amendment No. 1
Encore Capital Group, Inc.
Fourth Amended and Restated Senior Secured Note Purchase Agreement dated as of September 1, 2020

CONSENT AND REAFFIRMATION
Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Fourth Amended and Restated Senior Secured Note Purchase Agreement dated as of September 1, 2020 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”) by and between Encore Capital Group, Inc. (the “Company”) and the holders of Notes party thereto (the “Noteholders”), which Amendment No. 1 is dated as of August 17, 2021 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Note Agreement. Without in any way establishing a course of dealing by any Noteholder, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Multiparty Guaranty and any other Finance Document executed by it and acknowledges and agrees that such agreement and each and every such Finance Document executed by the undersigned in connection with the Note Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.
All references to the Note Agreement contained in the above-referenced documents shall be a reference to the Note Agreement as modified by the Amendment and as each of the same may from time to time hereafter be amended, modified or restated.

Dated: August 17, 2021

[Signature Page Follows]

MIDLAND FUNDING LLC, as Guarantor By: /s/ Ryan Bell Ryan Bell, President

MIDLAND PORTFOLIO SERVICES, INC., as Guarantor By: /s/ Ryan Bell Ryan Bell, President

MIDLAND CREDIT MANAGEMENT, INC., as Guarantor By: /s/ Ryan Bell Ryan Bell, President

ASSET ACCEPTANCE, LLC, as Guarantor By: /s/ Ryan Bell Ryan Bell, President

ASSET ACCEPTANCE CAPITAL CORP., as Guarantor By: /s/ Ryan Bell Ryan Bell, President

CABOT HOLDINGS S.à.R.L., as Guarantor By: /s/ Gregory Call Gregory Call, Class A Manager

JANUS HOLDINGS LUXEMBOURG S.à.R.L., as Guarantor By: /s/ Gregory Call Gregory Call, Class E Manager

ENCORE CAPITAL GROUP UK LIMITED, as Guarantor By: /s/ Ashish Masih Ashish Masih, Director

ENCORE HOLDINGS LUXEMBOURG S.à.R.L., as Guarantor By: /s/ Gregory Call Gregory Call, Class A Manager

CABOT UK HOLDCO LIMITED, as Guarantor By: /s/ Craig Buick Craig Buick, Director

CABOT FINANCIAL LIMITED, as Guarantor By: /s/ Craig Buick Craig Buick, Director

CABOT CREDIT MANAGEMENT GROUP LIMITED, as Guarantor By: /s/ Craig Buick Craig Buick, Director

CABOT CREDIT MANAGEMENT LIMITED, as Guarantor By: /s/ Craig Buick Craig Buick, Director

CABOT FINANCIAL HOLDINGS GROUP LIMITED, as Guarantor By: /s/ Craig Buick Craig Buick, Director

CABOT FINANCIAL (LUXEMBOURG) S.A., as Guarantor By: /s/ Konstantin Burger Konstantin Burger, Director

CABOT FINANCIAL (LUXEMBOURG) II S.A., as Guarantor By: /s/ Konstantin Burger Konstantin Burger, Director

CABOT FINANCIAL DEBT RECOVERY SERVICES LIMITED, as Guarantor By: /s/ Craig Buick Craig Buick, Director

CABOT FINANCIAL (UK) LIMITED, as Guarantor By: /s/ Paul Jenkins Paul Jenkins, Director

CABOT FINANCIAL (EUROPE) LIMITED, as Guarantor By: /s/ Paul Jenkins Paul Jenkins, Director
FINANCIAL INVESTIGATIONS AND RECOVERIES (EUROPE) LIMITED, as Guarantor By: /s/ Craig Buick Craig Buick, Director

APEX CREDIT MANAGEMENT LIMITED, as Guarantor By: /s/ Paul Jenkins Paul Jenkins, Director

MARLIN FINANCIAL GROUP LIMITED, as Guarantor By: /s/ Paul Jenkins Paul Jenkins, Director

MARLIN FINANCIAL INTERMEDIATE LIMITED, as Guarantor By: /s/ Paul Jenkins Paul Jenkins, Director

MARLIN FINANCIAL INTERMEDIATE II LIMITED, as Guarantor By: /s/ Paul Jenkins Paul Jenkins, Director

MARLIN MIDWAY LIMITED, as Guarantor By: /s/ Paul Jenkins Paul Jenkins, Director

BLACK TIP CAPITAL HOLDINGS LIMITED, as Guarantor By: /s/ Paul Jenkins Paul Jenkins, Director

MARLIN SENIOR HOLDINGS LIMITED, as Guarantor By: /s/ Paul Jenkins Paul Jenkins, Director

MARLIN PORTFOLIO HOLDINGS LIMITED, as Guarantor By: /s/ Paul Jenkins Paul Jenkins, Director

MARLIN LEGAL SERVICES LIMITED, as Guarantor By: /s/ Paul Jenkins Paul Jenkins, Director

CABOT FINANCIAL (IRELAND) LIMITED, as Guarantor By: /s/ Sean Webb Sean Webb, Director

CABOT ASSET PURCHASES (IRELAND) LIMITED, as Guarantor By: /s/ Sean Webb Sean Webb, Director

CABOT SECURITISATION EUROPE LIMITED, as Guarantor By: /s/ Sean Webb Sean Webb, Director

MARLIN INTERMEDIATE HOLDINGS LIMITED, as Guarantor By: /s/ Paul Jenkins Paul Jenkins, Director